Exhibit 10.25
10-K FILING
CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Draft

AMENDED AND RESTATED SUPPLY AGREEMENT

dated October 24, 2018

by and between

ALFASIGMA S.p.A. (formerly Alfa Wassermann S.P.A.),

and

SALIX PHARMACEUTICALS, INC.,

VALEANT PHARMACEUTICALS IRELAND LIMITED, and

VALEANT PHARMACEUTICALS LUXEMBOURG, S.à.r.l.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDED AND RESTATED SUPPLY AGREEMENT
This Amended and Restated Supply Agreement (this “Agreement”), dated October 24, 2018 (the “Effective Date”), is entered into by and between ALFASIGMA S.p.A. (formerly, Alfa Wassermann S.p.A.), a società per azioni (joint stock company) duly incorporated under the laws of Italy, having its headquarters at Via Ragazzi del ̒99, 40133, Bologna, Italy (“Alfa”), on the one hand, and SALIX PHARMACEUTICALS, INC., a corporation duly organized and existing under the laws of the State of California, United States of America, having its principal place of business at 400 Somerset Corporate Blvd., Bridgewater, NJ 08807, USA (“Salix Inc.”), VALEANT PHARMACEUTICALS IRELAND LIMITED, a corporation duly organized and existing under the laws of Ireland, having its principal place of business at 3013 Lake Drive, Citywest Business Campus, Dublin 24, D24 PPT3 Ireland (“VIRL”), and VALEANT PHARMACEUTICALS LUXEMBOURG S.à.r.l., a company duly organized and existing under the laws of Luxembourg, having its principal place of business at 9 Allée Scheffer, L-2520 Luxembourg, R.C.S. Luxembourg B097 128 (“VPL”), on the other hand (collectively, Salix Inc. together with VIRL and VPL, “Salix”) (each a “Party” and collectively, the “Parties”).
WITNESSETH:
WHEREAS, Alfa and Salix Inc. entered into that certain Supply Agreement dated June 24, 1996 (the “1996 Supply Agreement”);
WHEREAS, Alfa and Salix Inc. subsequently amended the 1996 Supply Agreement by entering into that certain Amendment to Supply Agreement dated as of September 10, 2007, Amendment Number Two to Supply Agreement dated as of August 6, 2012, Amendment Number Three to Supply Agreement dated as of July 30, 2014, and Amendment Number Four to Supply Agreement dated as of September 4, 2014;
WHEREAS, Alfa, Salix Inc., and Valeant Pharmaceuticals International, Inc., n/k/a Bausch Health Companies, Inc., a corporation duly incorporated under the laws of British Columbia, Canada, have entered into that certain Settlement Agreement dated as of the date hereof (the “Settlement Agreement”), pursuant to which Alfa and Salix Inc. have agreed, among other things, to make certain changes to the 1996 Supply Agreement, as subsequently amended;
WHEREAS, in addition to making certain changes to the 1996 Supply Agreement as set forth herein, Salix Inc. desires to add VIRL and VPL as parties to this Agreement because VPL and VIRL hold and/or own certain intellectual property rights governed by this Agreement, with the understanding that Salix Inc. shall remain solely responsible to Alfa for the exercise of the rights and the performance (and any breach) of the obligations of Salix under the terms of this Agreement;
WHEREAS, Alfa and Salix Inc., together with VIRL and VPL, desire to enter into this Agreement for the purpose of incorporating the terms of such 1996 Supply Agreement, as subsequently amended, and modifying certain of the agreements and terms set forth therein to reflect the terms and mutual agreement of the Parties pursuant to the Settlement Agreement;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WHEREAS, Alfa and Salix Inc. have also entered into an Amended and Restated License Agreement, dated August 6, 2012 (such agreement, as amended from time to time, the “ARLA”), with respect to the Products (as defined below); and
WHEREAS, Alfa desires to continue to supply Salix with Compound (as defined below), and Salix desires to continue to purchase such Compound from Alfa, subject to the terms and conditions hereof.
NOW THEREFORE, in consideration of the foregoing and the mutual promises of the Parties set forth herein, Alfa and Salix, intending to be legally bound, agree to the following:
ARTICLE 1 – DEFINITIONS
All capitalized terms used in this Agreement and not otherwise defined have the meanings set forth in the ARLA, as subsequently amended. The following words and expressions used in this Agreement shall have the following meanings:

“1996 Supply Agreement”	shall have the meaning set forth in the Recitals to this Agreement.
‘‘Act”
shall mean the United States Food, Drug, and Cosmetic Act and rules and regulations promulgated thereunder and the equivalent legislation, rules and regulations in any other country in the Territory, as amended from time to time.

“Additional Quantity”	shall have the meaning set forth in ARTICLE 2.1.
“Additional Term”	shall have the meaning set forth in ARTICLE 10.1.1.
“Affiliate(s)”
shall mean any corporation, joint venture or other entity which directly or indirectly controls, is controlled by or is under common control with a Party to this Agreement. “Control” shall mean the possession of the power to direct or cause the direction of the management and policies of a person or business entity, whether through ownership of voting securities, by contract, or otherwise.

“Agreement”	shall have the meaning set forth in the Preamble to this Agreement.
“Alfa”	shall have the meaning set forth in the Preamble to this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Application(s)”	shall mean the NDA for the Products to be filed by Salix with the FDA or any other applicable regulatory authority.
“ARLA”	shall have the meaning set forth in the Recitals to this Agreement.
“cGMPs”	shall have the meaning set forth in ARTICLE 6.1.2.
“Claimant”	shall have the meaning set forth in ARTICLE 7.3.
“Committed Quantity”	shall have the meaning set forth in ARTICLE 2.1.
“Compound”
shall have the meaning set forth in the ARLA.
Compound shall not, for purposes of this Agreement, include the EIR Formulation and [***] nor any rifaximin required for the production of the EIR Formulation, [***] or any product containing the same, as it is the Parties’ intent that the manufacture of EIR Formulation, [***] and products containing the same by Alfa and their supply by Alfa to Salix shall be governed solely and exclusively by the EIR Supply Agreement and an agreement for the supply of Compound required for the production of [***] (when such agreement is entered into in the future), respectively.

“Compound Requirements”
shall mean, in the aggregate, the Salix’s and its Affiliates’ and Sublicensees’ annual (calendar year) requirements of the Compound for use in the Manufacture of the Products for Development and/or sale in the Territory, on a year-by-year basis.

“Delivery Date”	shall have the meaning set forth in ARTICLE 5.2.
“Effective Date”	shall mean the date as first written in the Preamble to this Agreement.
“Facility”
shall mean the plants where the Compound will be manufactured for the purposes of Alfa supplying the Compound to Salix hereunder. Such plants, unless Salix is notified otherwise under ARTICLE 2.4, shall be the plants located at (a) [***] and (b) [***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“FDA”
shall mean the United States Food and Drug Administration or any successor agency performing a similar function or an equivalent foreign regulatory agency (including without limitation, the Health Protection Branch in Canada).

“First Term”	shall have the meaning set forth in ARTICLE 10.1.1.
“Indemnitor”	shall have the meaning set forth in ARTICLE 7.3.
“Initial Term”	shall have the meaning set forth in ARTICLE 10.1.1.
“[***]”	shall mean [***].
“Manufacturer”
shall mean, collectively, the manufacturers appointed by Alfa to manufacture the Compound on behalf of Alfa, which are as of the date hereof [***] and [***], and which manufacturers shall be changed only as provided in ARTICLE 2.4.

“Manufacturing License”	shall mean the license granted by Alfa to Salix to manufacture the Compound in accordance with the ARLA and the terms of ARTICLE 9.
“NDA”	shall mean applications filed with the FDA requesting approval to market a new drug.
“[***]”	shall mean [***].
“Party” or “Parties”	shall have the meaning set forth in the Preamble to this Agreement.
“Patents”
shall mean the patents and/or patent applications listed in SCHEDULE A and any other patent rights in the Territory now existing or hereafter acquired by or licensed to Alfa pertaining to the subject matter of such patents and patent applications or otherwise to the Compound and/or the Product and any divisions, continuations and continuations-in-part of any such patents or patent rights and any patent granted in respect thereof for the full terms thereof including any reexaminations, renewals, extensions and reissues thereof and including any supplementary protection certificates.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Products”
shall mean those pharmaceutical products for human use in the Field containing the Compound as an active ingredient, excluding the pharmaceutical products using and containing the EIR Formulation and [***], which supply shall be governed solely and exclusively, respectively, by the EIR Supply Agreement and an agreement for the supply of Compound required for the production of [***] (when such agreement is entered into in the future).

“Putting into Commerce”
shall mean the date of the first commercial sale of Products to Third Parties (excluding Affiliates or sublicensees or distributors of Salix or its Affiliates) by or on behalf of Salix or any sublicensees or distributors of Salix or its Affiliates made in any part of the Territory after all relevant marketing and pricing approvals shall have been granted by the relevant regulatory authorities in respect of the Product in such part of the Territory.

“Quality Agreement”	shall have the meaning set forth in ARTICLE 5.5.
“Salix” “Salix Inc.”	shall have the meaning set forth in the Preamble to this Agreement. shall have the meaning set forth in the Preamble to this Agreement.
“Schedules”	shall mean, collectively, SCHEDULE A, SCHEDULE B, and SCHEDULE C.
“Second Term”	shall have the meaning set forth in ARTICLE 10.1.1.
“Settlement Agreement”	shall have the meaning set forth in the Recitals to this Agreement.
“Specifications”	shall mean the requirements, standards and other items for Compound attached as SCHEDULE B, as amended from time to time in accordance with ARTICLE 4.1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Technology Rights”
shall mean all intellectual property and other proprietary rights and all confidential information and know-how pertaining to the Compound and/or the Product or otherwise to the Patents in any respect (including without limitation all improvements, inventions, derivatives, formulation data, specifications, manufacturing procedures and technology, technical information, know-how, trade secrets, pharmacology, toxicology and other pre-clinical data, clinical data, regulatory information and marketing data) within the possession or control of Alfa (whether developed by or licensed to Alfa) (and all such rights and information within the possession or control of any other licensee of Alfa having rights in respect of the Compound or the Product) in existence as of the date hereof or arising during the Term and which are available to Alfa for the Territory.

“Term”	shall have the meaning set forth in ARTICLE 10.1.1.
“Territory”	shall mean the United States (its territorial possessions, territories and the Commonwealth of Puerto Rico) and Canada.
“Third Party”	shall mean any individual or entity other than Alfa or Salix and their respective Affiliates.
“Third Party Manufacturer”	shall have the meaning set forth in ARTICLE 2.2.2.
“Third Term”	shall have the meaning set forth in ARTICLE 10.1.1.
“VIRL”	shall have the meaning set forth in the Preamble to this Agreement.
“VPL”	shall have the meaning set forth in the Preamble to this Agreement.
ARTICLE 2 – SUPPLY

2.1
General Supply Requirements. Subject to the terms hereof and during the Term, Alfa agrees to sell to Salix, and Salix agrees to purchase from Alfa, such quantities of the Compound Requirements as may be ordered by Salix from time to time for use in the Manufacture of the Products for Development and/or sale in the Territory in a manner consistent with the ARLA.

2.2	Purchase Obligations. From January 1, 2019 until the expiration of the Term:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2.1
Subject to ARTICLE 2.2.4, Salix shall be obligated to purchase from Alfa at least [***] of the Compound Requirements (the “Committed Quantity”). The Compound Requirements ordered by Salix from Alfa in excess of the Committed Quantity shall be referred to herein as the “Additional Quantity”, with respect to which Salix shall have the right (but not the obligation, except as set forth in ARTICLE 2.2.3) to purchase from Alfa pursuant to the terms hereof.

2.2.2
Salix may purchase up to a total of: (a) [***] of the Compound Requirements (which is part of the Additional Quantity) from [***], and (b) [***] of the Compound Requirements (which is part of the Additional Quantity) from [***]; provided, however, that if Salix is unable to purchase from [***] any amount of the Compound Requirements under paragraph (b) above in any given year, then Salix may purchase such amount from [***]; and provided, further, that if Salix is unable to purchase any such amount from [***] in a given year, then Salix may purchase such amount from [***] designated by Salix from time to time and reasonably satisfactory to Alfa (the “Third Party Manufacturer”).

2.2.3
Subject to ARTICLE 2.2.4, Salix shall be obligated to purchase from Alfa (a) [***] of the Additional Quantity that it does not purchase from [***] pursuant to paragraph (a) of ARTICLE 2.2.2, and (b) [***] of the Additional Quantity that it does not purchase from [***], [***], or [***]. For the avoidance of any doubt, in no event shall Salix be entitled during any calendar year to purchase from [***] an amount of the Compound in excess of [***] of the Compound Requirements.

2.2.4
In the event that Alfa is unable or unwilling to provide the amounts of the Compound ordered from Salix to meet Salix’s purchase obligations under ARTICLE 2.2.1 and ARTICLE 2.2.3, Salix may purchase such amounts from Third Party manufacturers selected by Salix in its sole discretion.

2.3
Costs. Alfa, at its sole expense, will provide all labor, utilities, equipment, raw materials and components necessary for manufacturing, shipping and storage of the Compound in compliance with the Specifications and the warranties contained in ARTICLE 6.1.

2.4
Change of Manufacturer and/or Facility by Alfa. The Compound to be provided by Alfa to Salix under this Agreement shall be from the Manufacturer and the Facility. Subject to the prior written approval of Salix (which approval shall not be unreasonably withheld or delayed but will be conditional upon receipt of necessary FDA approvals), Alfa may change the Manufacturer and/or the Facility. In such event, the obligations of Alfa under this Agreement shall continue and Alfa shall remain solely responsible for the performance of its obligations under this Agreement notwithstanding the appointment of a new Manufacturer or designation of a new Facility. Alfa shall use its commercially reasonable efforts to procure that the Manufacturer shall comply with all obligations of Alfa hereunder.

ARTICLE 3 – TERMS AND CONDITIONS OF SUPPLY

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.1
Price Terms. During the Term, Alfa shall sell the Compound to Salix, and Salix shall purchase the Compound from Alfa, at the price(s) and on the conditions set forth in SCHEDULE C, which prices shall be inclusive of the cost of carriage insurance and freight of the Compound to Salix subject to ARTICLE 3.2.

3.2
Delivery. Alfa shall deliver or have delivered the Compound [***] or [***]. Title and risk shall pass to Salix when the Compound is delivered by the carrier to the plant as set forth above or as otherwise designated by Salix from time to time. Anything to the contrary under this Agreement notwithstanding, any cost and expense arising out of delivery of the Compound from the major airport or seaport to [***] or to the plant in the Territory designated by Salix from time to time exceeding [***] miles shall be promptly reimbursed by Salix to Alfa.

3.3
Payment Terms. Salix will pay for each shipment within [***] after the relevant date of invoice. Payment shall be made by SWIFT (international communications) wire transfer in U.S. dollars to such bank account in Italy as designated by Alfa in writing for such purpose. Alfa shall be responsible for securing any governmental permits, or making any filings, with the Italian government required in connection with such payment.

ARTICLE 4 – SPECIFICATIONS

4.1
Specifications. The Compound shall be manufactured, packaged, stored and shipped by Alfa fully in accordance with the Specifications set forth in SCHEDULE B. Alfa shall not make any change to the Specifications without the prior written consent of Salix, not to be unreasonably withheld or delayed, with both Parties acting in good faith. The Specifications may be changed by mutual agreement of the Parties, negotiations in respect of which will be conducted in good faith by the Parties; provided, however, that in the event such changes are required by the FDA, any regulatory authority, or cGMPs, such changes shall be made without the prior written consent of either Party.

4.2
Filings. At Salix’s request, Alfa shall promptly (but not later than [***] after receipt of such request) provide all technical data, know-how and other information relating to the Patents or the Technology Rights required and necessary to enable Salix to file the Applications with respect to the Products in compliance with all relevant FDA regulations.

ARTICLE 5 – ORDERS AND QUALITY ASSURANCE
5.1    Forecasts. Within the [***] of each month, commencing with the execution of this Agreement, Salix shall submit to Alfa on a monthly basis a forecast listing the amounts of the Compound expected to be purchased from Alfa pursuant to ARTICLE 2.1 and ARTICLE 2.2 for the subsequent [***], updated monthly on a rolling basis. Except for the first [***] of any such forecast as provided in ARTICLE 5.3, each forecast shall be non-binding and shall be used for planning purposes only.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.2
Delivery Date. Salix will place firm orders by transmitting purchase orders for the Compound either electronically, by fax, or by mail. Each such purchase order shall identify the specific quantity of Compound ordered and the date of delivery for such Compound (the “Delivery Date”), which Delivery Date shall be no less than [***] from the date of delivery of the purchase order. Alfa shall notify Salix in writing within [***] of receipt of a purchase order if it is unable to make any scheduled delivery of Compound by the Delivery Date and shall state the reasons therefor. The absence of such notice constitutes a deemed acceptance by Alfa of the purchase order and a binding commitment by Alfa to the terms and conditions thereof, including the delivery terms and the Delivery Date.

5.3
Quantity. Subject to ARTICLE 2.2 and ARTICLE 5.2, there shall be no minimum purchase quantity obligations hereunder. Notwithstanding anything contained herein to the contrary, Salix will place purchase orders for quantities of Compound (a) equal to [***] of the amount listed in the first [***] of the forecast, and (b) no lower than [***], or higher than [***], of the amount listed in the subsequent [***]of the forecast. Except as provided in this ARTICLE 5.3, Alfa shall use commercially reasonable efforts to fulfill the purchase orders for quantities in excess by [***] of the quantities set forth in the forecast.

5.4
Quality Assurance. Alfa, at its sole expense, will perform all testing for the release of raw materials and components listed in the Specifications. Alfa will supply a chemical Certificate of Analysis with each batch of Compound and any other documentation required by law in connection therefor. Complete copies of all test results and/or assays will be submitted to Salix promptly following any reasonable request therefor during the Term.

5.5
Quality Agreement. On the Effective Date the Parties have entered into a Quality Agreement (the “Quality Agreement”), setting out the respective obligations of each Party with respect to quality matters relating to the Compound. Each Party shall comply with its obligations set forth in the Quality Agreement. The Parties may mutually agree to change the terms of the Quality Agreement from time to time, as needed. In the event of a conflict between the terms of the Quality Agreement and the terms of this Agreement, the terms of this Agreement shall control, except with respect to quality matters.

ARTICLE 6 – WARRANTIES AND INSPECTION

6.1	Alfa Warranties. Alfa warrants and undertakes that in respect of all Compound delivered:

6.1.1	as of the date of actual delivery to Salix, such Compound will comply fully with the Specifications and the Certificate of Analysis therefor provided pursuant to ARTICLE 5.4;

6.1.2
as of the date of actual delivery to Salix, (a) such Compound shall have been manufactured, packaged, labeled, stored and shipped fully in accordance with: (i) all relevant current good manufacturing practices (“cGMPs”); (ii) all applicable laws and regulations and requirements; (iii) and all commitments and undertakings made in any applicable regulatory filings; (b) title to such Compound shall pass to Salix

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

free and clear of any security interest, lien or other encumbrance; (c) the expiration date of such Compound as defined in the Specifications shall be no earlier than [***] after the Delivery Date assuming storage in conformance with the Specifications; (d) such Compound shall not have been adulterated or misbranded under any Act; and (e) neither Alfa nor any of its Affiliates has been debarred, is subject to disbarment for regulatory or government contracting purposes, or is listed on any regulatory or government contracting exclusion list of the FDA;

6.1.3
it will prepare and maintain all such batch records and samples as may be required for the manufacture of chemical compounds for pharmaceutical use of this type by any relevant regulatory authority, for the full period required under any applicable regulations.

6.2
Inspection Rights. Alfa confirms that it: (a) shall grant to Salix and its authorized representatives full access to all such records, documentation and data of Alfa or its Manufacturers, as Salix may reasonably require for the purpose of inspecting Alfa’s compliance with the warranties as set forth above; and (b) shall procure access for Salix to any Facility at which the Compound is manufactured, notwithstanding whether such Facility is within the control of Alfa or any Manufacturer; provided, however, that any such inspection or access will be at Salix’s sole cost and expense and will take place not more than once in each calendar year and shall take place upon reasonable notice to Alfa and during normal business hours; provided further, that Salix may exercise such audit and inspection rights on a more frequent basis to the extent required for cause due to (i) material quality reasons that necessitate immediate audit or inspection to the Facility (including with respect to compliance with cGMPs), or (ii) any notice or intimation from any regulatory authority.

6.3	Reporting. The Parties agree that:

6.3.1
both Parties shall promptly notify the other Party of any FDA inspection of the Facility by the FDA or any other government agency which relates to or could adversely affect the manufacture and/or supply of Compound hereunder;

6.3.2	both Parties shall promptly supply the other Party with all written communications to or from the FDA relating to the above; and

6.3.3
within [***] after the end of each calendar year, Salix shall provide Alfa with a written report detailing the quantities of the Compound purchased by Salix during such calendar year, from, respectively, [***], [***] and/or [***] pursuant to this Agreement; provided, however, that the provision of such information (a) shall be limited to only such information as required to detail the quantities of Compound purchased by Salix; (b) shall otherwise contain no confidential or proprietary information of [***], [***], or [***], which is not required for determining and detailing the quantities of Compound purchased by Salix; and (c) shall at all times be subject to Alfa’s obligations under Section 8.2 of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.4
Quality Control Evaluation. Within [***] of receipt of each shipment of Compound, Salix may make a customary visual or other quality control evaluation of such shipment. To the extent Salix determines that any shipment of Compound hereunder fails to conform to the Specifications or shall have been manufactured, packaged or shipped under conditions which do not comply with this Agreement, Salix may reject the same by giving prompt written notice to Alfa within such [***] period. Such rejection notice shall specify the manner in which the Compound delivered fails to conform to the Specifications or otherwise meet the requirements hereof. If Salix fails to give such notice within such [***] period, Salix shall be deemed to have waived its right under this ARTICLE 6.4 to reject such shipment due to failure to conform to the Specifications or otherwise meet the requirements hereof; provided, however, that such waiver shall be without prejudice to the rights of Salix against Alfa in connection with any latent defect contained in the Compound supplied hereunder that could not be discovered within the [***] period above upon a customary or visual or other quality control evaluation on delivery; provided further, that if Salix becomes aware of any such latent defect, then Salix shall give written notice to Alfa relating to any such latent defect within [***] thereafter.

6.5
Disposal. Subject to ARTICLE 6.6, Salix shall not dispose of any non-conforming shipment without written authorization and instructions from Alfa, and Alfa shall promptly notify Salix as to the disposal thereof (at Alfa’s cost and expense) at the conclusion of any investigation by Alfa. In no event shall this investigation exceed [***] from receipt by Alfa of Salix’s written notice provided for in ARTICLE 6.4.

6.6
Disputes. Any dispute as to whether any shipment of Compound fails in whole or in part to meet the requirements hereof shall be resolved by an independent testing organization of recognized repute within the U.S. pharmaceutical industry agreed upon by the Parties, the appointment of which shall not be unreasonably withheld or delayed by either Party. The determination of such independent testing organization shall be in writing and, in the absence of fraud or manifest error, shall be final and binding upon the Parties. The cost and expense of such independent testing organization shall be paid by the Party who did not meet the requirements as determined by the independent testing organization with respect to such shipment.

6.7
Compound and Product. At any time during the Term, Alfa and its authorized representatives shall have the right to inspect or cause to be inspected (at Alfa’s sole cost and expense): (a) samples of (i) the Products for the sole purpose of ascertaining whether they are manufactured using the Compound, and (ii) the Compound for the sole purpose of ascertaining how it is used and handled, all in compliance with the manufacturing and quality standards established by FDA, and for only such purpose Alfa shall also have the right to visit such facilities where the Compound is stored and processed and/or such facilities where Product is manufactured to inspect the records and samples held at such facilities; and (b) books and records and any other documentation and data maintained by Salix or its Affiliates for the purpose of ascertaining the compliance by Salix with its purchase obligations under ARTICLE 2.2; provided, however, that such inspection under subsection (a) or (b) above shall not take

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

place more than once in each year and upon reasonable notice to Salix and during normal business hours.
ARTICLE 7 – INDEMNIFICATION AND DAMAGES

7.1
In Favor of Salix. Except as otherwise provided in ARTICLE 7.1, Alfa shall defend, indemnify and hold Salix and its Affiliates and their respective officers, directors and employees harmless from and against any and all claims, demands, losses, damages, liabilities (including without limitation, Product liability), settlement amounts, costs or expenses whatsoever (including reasonable legal fees and court costs) arising from or relating to any claim, action or proceeding made or brought against such person by a Third Party as a result of Alfa’s negligence, willful misconduct or breach of this Agreement (including, without limitation, Alfa’s failure to comply with the Specifications, any breach by Alfa of the warranties contained in ARTICLE 6.1 or otherwise any breach of the provisions of this Agreement by Alfa).

7.2
In Favor of Alfa. Except as otherwise provided in ARTICLE 7.1, Salix shall defend, indemnify and hold Alfa and its Affiliates and their respective officers, directors and employees harmless from and against any and all claims, demands, losses, damages, liabilities (including without limitation Product liability), settlement amounts, costs or expenses whatsoever (including reasonable legal fees and court costs) arising from or relating to any claim, action or proceeding made or brought against such person by a Third Party as a result of Salix’s manufacture, use, handle, sale and/or distribution of the Products and/or the storage, use and handle of the Compound, or otherwise any breach of the provisions of this Agreement by Salix.

7.3
Notice: Defense. In the event of any claim, action or proceeding for which a person is entitled to indemnity hereunder, the person seeking indemnity (“Claimant”) shall promptly notify the relevant Party (“Indemnitor”) of such matter in writing. Indemnitor shall then promptly assume responsibility for and shall have full control over such matter, including settlement negotiations and any legal proceedings. Claimant shall fully cooperate in Indemnitor’s handling and defense thereof; provided, however, that Indemnitor shall keep Claimant fully informed of the progress and conduct of any such negotiations or legal proceedings and shall not in any settlement or defense of the same make any admission or otherwise act in such a manner as may prejudice the continuing business or reputation of Claimant without the prior written consent of Claimant (such consent not to be unreasonably withheld or delayed).

7.4
Consequential Damages. Notwithstanding any provision of this Agreement to the contrary, neither Party shall under any circumstance be liable to the other for any indirect losses, lost profits, economic losses or other consequential damages, and in the event of any breach by either Party of the terms of this Agreement or otherwise in the event of the negligence of either Party, the damages recoverable shall be limited to such damages as may be suffered as a direct consequence of any such breach or negligence; provided, however, that such

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

limitation shall not apply to the indemnity provisions contained in ARTICLES 7.1 and 7.2. and any such indemnity shall extend to the full amount of any sums paid by the Claimant to any Third Party in connection with such matters (whether or not such sums paid to the Third Party include consequential or indirect losses).
ARTICLE 8 – CONFIDENTIALITY UNDERTAKING

8.1
Confidentiality by Salix. During the Term and for a period of [***] thereafter, Salix shall keep secret and confidential, and shall use all reasonable endeavors to procure that the same is kept confidential, all technical and scientific data, information, know-how and documentation disclosed by Alfa to Salix under the terms of this Agreement together with all information developed by it from any such information or documentation and all information, data and documentation supplied to it by Alfa in connection with this Agreement; provided, however, that such technical and scientific data, information, know-how and documentation received from Salix is at the time of disclosure and at all times remains Alfa’s confidential information and is not otherwise in the public domain. Salix shall not disclose the same to any Third Party except only as may be required in connection with the performance of its obligations hereunder or otherwise in connection with any license or sublicense granted or any potential investor in Salix, provided, however, that any such licensees, sublicensees or potential investors shall agree to be bound by the same conditions of confidentiality provisions agreed to by Salix herein.

8.2
Confidentiality by Alfa. During the Term and for a period of [***] thereafter, Alfa shall keep secret and confidential, and shall use all reasonable endeavors to procure that the same is kept confidential, all technical and scientific data, information, know-how and documentation disclosed by Salix to Alfa under the terms of this Agreement together with all information developed by it from any such information or documentation and all information, data and documentation supplied to it by Salix in connection with this Agreement; provided, however, that such technical and scientific data, information, know-how and documentation received from Alfa is at the time of disclosure and at all times remains Salix’s confidential information and is not otherwise in the public domain. Alfa shall not disclose the same to any Third Party except only as may be required in connection with the performance of its obligations hereunder or otherwise in connection with any other licensee of the Patent and/or Technology Rights in respect of any territory outside the Territory or any potential investor in Alfa; provided, however, that any such licensees or potential investors shall agree to be bound by the same conditions of confidentiality provisions agreed to by Alfa herein.

8.3	Exclusions. The obligations contained in ARTICLES 8.1 and 8.2 shall not apply to any part of such data information or documentation which:

8.3.1	shall, other than by reason of default of the recipient after the date hereof, enter the public domain;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.3.2	the recipient can show was in its possession free of any obligation of confidentiality prior to the date of receipt in connection with this Agreement; and/or

8.3.3	the recipient is obligated by law or statutory or regulatory authority to disclose.
ARTICLE 9 – LICENSE TO MANUFACTURE

9.1
In accordance with Section 4.1.8 of the ARLA, Salix is granted by Alfa a non-exclusive, perpetual, irrevocable, [***] right and license, with the right to grant sublicenses to Sublicensees (other than [***] and [***]) in accordance with Section 4.1.6 of the ARLA, under the Patents and the Technology Rights to manufacture or have manufactured, anywhere in the world, (a) Products for use and sale by Salix and its Affiliates within the Field in the Territory, and (b) the Compound for the purpose only of the use of the Compound for use and sale of Products within the Field in the Territory (the “Manufacturing License”). [***].

For the purpose of Salix establishing any such manufacturing facility, at Salix’s reasonable request Alfa shall deliver to Salix, at Salix’s cost and expense, all such information, data and technology relating to the Patents and the Technology Rights or otherwise relating to processes for the manufacture of the Compound as Salix may reasonably require to: (x) enable it to establish a manufacturing facility; (y) to permit such manufacturing facility to produce the test batches of the Compound; and (z) to enable such manufacturing facility to qualify as a supplier under the Applications and all regulatory provisions. In this respect, Salix shall be entitled to procure that the NDA shall permit the substitution of Salix and/or its Third Party contract manufacturer at any time, at Salix’s request, for up to [***] of the Compound Requirements, subject to ARTICLE 2.2.

9.2
To ensure the provision by Alfa of continuity of supply of the Compound, Alfa shall ensure at all times that it will have at least [***] fully qualified by FDA and capable of manufacturing such Compound in compliance with ARTICLE 6 for and on behalf of Salix.

ARTICLE 10 – TERM AND TERMINATION

10.1	Term.

10.1.1
Unless sooner terminated in accordance with ARTICLE 10.2, the term of this Agreement shall commence on the Effective Date and continue until [***] (the “First Term”); provided, that no later than [***], Salix shall provide Alfa with written notice of its election to extend the First Term through [***] (the “Second Term”), in which case it shall continue until such date (the First Term and, to the extent so extended, together with the Second Term, collectively, the “Initial Term”). Unless sooner terminated in accordance with ARTICLE 10.2, only at the end of the Second Term, this Agreement shall automatically be renewed for further periods of [***] (each, an “Additional Term” and together with the Initial Term, the “Term”). Either Party may terminate this Agreement without cause and with effect at the end of the Second Term by providing [***] advance written notice to the other Party; provided,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

however, that if Alfa exercises such right, Alfa shall, at its sole cost and expense, have delivered to Salix by the effective date of such termination, all such information, data and technology relating to the Patents and the Technology Rights and such other information and data otherwise relating to processes for the manufacture of the Compound, in each case as Salix may reasonably have requested in writing to Alfa at the latest by [***] prior to such effective date of termination.

10.1.2
For clarity, (a) except for cause pursuant to ARTICLE 10.2, in the event Salix fails to provide notice of its intent to extend the First Term pursuant to the timeline set forth in ARTICLE 10.1.1 above, this Agreement shall terminate effective as of the end of the First Term, and (b) during any Additional Term, either Party shall have the right to terminate this Agreement by providing [***] prior written notice to the other Party, which termination shall be effective at the end of such [***] notice period; provided, however, that in the event Alfa terminates this Agreement pursuant to this Section 10.1.2(b), (i) Alfa shall provide Salix the option, at Salix’s election, to at the latest by [***] prior to the effective date of such termination, request that Alfa continue to supply Salix with the Compound at the price set forth in SCHEDULE C and the other terms and conditions hereunder for an additional [***] period following the effective date of termination of this Agreement; and (ii) Alfa shall, at its sole cost and expense, have delivered to Salix, by the effective date of such termination, all such information, data and technology relating to the Patents and the Technology Rights and such other information and data otherwise relating to processes for the manufacture of the Compound, in each case as Salix may reasonably have requested in writing to Alfa at the latest by [***] prior to such effective date of termination.

10.1.3
Subject to receipt by Alfa of the written notice from Salix of its intent to extend the First Term pursuant to the timeline set forth in ARTICLE 10.1.1 above, beginning no later than [***], the Parties hereby agree to discuss and negotiate in good faith potential modified supply terms, but neither Party is obligated to modify any such terms except for by mutual agreement of the Parties.

10.2
Termination for Cause. In addition to any other rights or remedies a Party may have under this Agreement, either Party may terminate this Agreement upon the occurrence of any of the following events of default, provided that such event of default is not cured within [***] after written notice thereof is received from the other Party:

10.2.1	breach by the other Party of any of its material obligations hereunder; or

10.2.2
should the other Party become subject to proceedings involving bankruptcy, receivership administration, insolvency, moratorium of payment, reorganization or liquidation, or should any Party make any assignation for the benefit of the creditors or any equivalent measures in any relevant jurisdiction.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.3
Manufacturing License. Anything to the contrary in this Agreement and/or in the ARLA notwithstanding, if this Agreement is terminated by Alfa for cause pursuant to ARTICLE 10.2, then the Manufacturing License shall automatically terminate and Salix shall (and shall procure its Affiliates and/or Sublicensees, including any Third Party manufacturer to) immediately (a) cease to manufacture or have manufactured the Compound in accordance with the Manufacturing License, and (b) transfer to Alfa all information, data and technology delivered by Alfa pursuant to ARTICLE 9.1; provided, however, that notwithstanding any termination of the Manufacturing License in the event that this Agreement is terminated by Alfa for cause pursuant to ARTICLE 10.2, Salix shall not be restricted in manufacturing or having manufactured the Compound with any Third Party independent of the Manufacturing License so long as such manufacturing does not rely upon or use any information, data and technology relating to the Patents and the Technology Rights of Alfa. Except for in the event of termination by Alfa for cause pursuant to ARTICLE 10.2, in the event of termination or expiration of this Agreement for any other reason, Salix shall continue to be permitted to manufacture or have manufactured the Compound under the terms of the Manufacturing License.

10.4
General Survival. The obligations under ARTICLES 6, 7, 8, 9 and 10.3 (except for in the event of termination by Alfa for cause pursuant to ARTICLE 10.2) shall survive any expiration or other termination of this Agreement in accordance with their terms.

ARTICLE 11 – NOTICES
Except as otherwise herein provided, all notices to be served or notified to the Parties hereunder shall (a) be mailed by internationally recognized courier service or by registered airmail return receipt requested to their respective addresses listed below or to any other address subsequently communicated in writing, or (b) delivered by e-mail marked as being of high importance to the e-mail address set forth below (to be confirmed by written notice sent in the manner set forth in clause (a)), and shall be deemed to have been given seven (7) Business Days after the day on which such mailing is made, or on the next Business Day after the day on which it is sent in the case of any e-mail which is followed by written notice as aforesaid.
If to Salix, to:

Salix Pharmaceuticals, Inc.
400 Somerset Corporate Blvd.
Bridgewater, NJ 08807
USA
Attn: General Manager
Fax: (908) 927-1926
Email: [***]

with copies to:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Bausch Health Companies, Inc.
400 Somerset Corporate Blvd.
Bridgewater, NJ 08807
USA
Attn: General Counsel
Fax: (908) 927-1926
Email: [***]

with copies to:

Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, NY 10019-6022
Attn: Andres Liivak, Esq.
Fax: (212) 318-3400
Email: [***]

If to Alfa, to:

Alfasigma S.p.A.
Via Ragazzi del ̒99, n. 5
40133 Bologna
Italy
Attn: General Counsel
Fax: (051) 6489532
Email: [***]

ARTICLE 12 – ENTIRE AGREEMENT; MODIFICATION
This Agreement (including all Schedules hereto) constitutes the entire agreement between the Parties, and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to the subject matter hereof. All prior agreements or arrangements, written or oral, between the Parties relating to the subject matter hereof are hereby cancelled and superseded. Each Party agrees that it shall have no remedies in respect of any statement, representation, assurance or warranty (whether made innocently or negligently) that is not set out in this Agreement and that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement in this Agreement. This Agreement may not be modified except in a writing signed by both Parties.
ARTICLE 13 – ASSIGNMENT

13.1
Alfa shall have the right to assign this Agreement, in whole but not in part, to any Affiliate of its choice to whom the Patents and Technology Rights may have been transferred, and Salix hereby acknowledges and accepts any such assignment; provided, however, that Alfa

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall not assign or purport to assign this Agreement (in whole or in part) to any Third Party without the prior written consent of Salix.

13.2
Salix shall have the right to assign this Agreement, in whole but not in part, to any Affiliate of its choice, and Alfa hereby acknowledges and accepts any such assignment; provided, however, that Salix shall not assign or purport to assign this Agreement (in whole or in part) to any Third Party without the prior written consent of Alfa.

13.3	This Agreement shall be binding upon the successors and assignees (and any subsequent assignee) of each of the Parties.
ARTICLE 14 – WAIVER OF DEFAULT
No waiver of any default by either Party shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the Party granting the waiver.
ARTICLE 15 – GOVERNING LAW
This Agreement is written and executed in two (2) originals in the English language. All notices, communications and proceedings shall be in English. This Agreement and any dispute or claim (including non-contractual disputes or claims, and disputes or claims with respect to the Manufacturing License) arising out of or in connection with it or its subject matter (including with respect to the Manufacturing License) or formation shall be governed by and construed in accordance with the laws of England and Wales.
ARTICLE 16 – FORCE MAJEURE
Neither Party shall be liable in any manner in respect of any breach by such Party of its obligations hereunder (other than any breach of any obligation to make payment on the due date), where such breach arises from any circumstance outside such Party’s reasonable control. Amongst said circumstances are included, by way of example only and not implying any limitation, fires, floods, earthquakes, accidents, explosions, quarantine restrictions, strikes, labor shortages, shortages of raw materials for the manufacturing of the Products, or acts of any public authority, including foreign ones.
ARTICLE 17 – LITIGATION
Each Party irrevocably agrees that the courts of [***] shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Agreement or its subject matter or formation.
ARTICLE 18 – HEADINGS

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Headings are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.
ARTICLE 19 – THIRD PARTIES

19.1
Subject to ARTICLE 19.2, the parties to this Agreement do not intend that any term of this Agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

19.2
Certain provisions of this Agreement confer benefits on the Affiliates of Salix and the Affiliates of Alfa (each such Affiliate being, for the purposes of this ARTICLE 19, a “Third Party”) and, subject to ARTICLE 19.3, are intended to be enforceable by each such Third Party by virtue of the Contracts (Rights of Third Parties) Act 1999.

19.3	Notwithstanding ARTICLE 19.2, this Agreement may be varied or amended in any way and at any time by the Parties without the consent of any such Third Party.
(Signature Page Follows)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ALFASIGMA S.p.A.	IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.
By: /s/ Pier Vincenzo Colli Name: Pier Vincenzo Colli Title: Chief Executive Officer	SALIX PHARMACEUTICALS, INC.
By: /s/ Mark McKenna Name: Mark McKenna Title: Senior Vice President & General Manager, GI
VALEANT PHARMACEUTICALS IRELAND LIMITED
By: /s/ Michael Kennan Name: Michael Kennan Title: Director
VALEANT PHARMACEUTICALS LUXEMBOURG, S.à.r.l.
By: /s/ Michael Kennan /s/ Daniela Italia Name: Michael Kennan Daniela Italia Title: Manager Manager

(Signature Page to Amended and Restated Supply Agreement)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE A
Patents
[***]

Schedule A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE B
Specifications
[***]

Schedule B

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE C
Prices
[***]

Schedule C